SPDR® SERIES TRUST
Supplement Dated October 19, 2011
to the
Prospectus Dated October 31, 2010 as supplemented December 17, 2010 and to the
Statement of Additional Information Dated October 31, 2010
Effective October 24, 2011, each of the below-listed ETFs will change its name and index. The new names and indices for these ETFs are listed in the table below.

	New Name Effective		New Index Effective
Current Name	October 24, 2011	Current Index	October 24, 2011
SPDR® KBW Bank ETF	SPDR® S&P® Bank ETF	KBW Bank Index	S&P Banks Select Industry Index

SPDR® KBW Capital Markets ETF	SPDR® S&P® Capital Markets ETF	KBW Capital Markets Index	S&P Capital Markets Select Industry Index

SPDR® KBW Insurance ETF	SPDR® S&P® Insurance ETF	KBW Insurance Index	S&P Insurance Select Industry Index

SPDR® KBW Regional BankingSM ETF	SPDR® S&P® Regional Banking ETF	KBW Regional Banking Index	S&P Regional Banks Select Industry Index

SPDR® KBW Mortgage FinanceSM ETF	SPDR® S&P® Mortgage Finance ETF	KBW Mortgage Finance Index	S&P Mortgage Finance Select Industry Index
The index description for each ETF that appears as the third paragraph in the ETF’s prospectus section titled “THE FUND’S INVESTMENT STRATEGY” will change to the paragraph immediately below. The bracketed text in the first sentence of the paragraph varies for each ETF based on the relevant industry name for the particular ETF. The bracketed text in the fourth sentence of the paragraph varies for each ETF based on the market capitalization and liquidity criteria of the particular ETF’s index. The bracketed text in the ninth sentence of the paragraph varies for each ETF based on the market capitalization exclusion amount of the particular ETF’s index. The bracketed text in the last sentence of the paragraph varies for each ETF based on the number of stocks represented in the ETF’s index. The industry name, market capitalization and liquidity criteria, market capitalization exclusion amount and number of stocks that should appear in place of the bracketed text are listed for each ETF in the table below. The prospectus page number where you will find the paragraph for each ETF also appears in the table below.
The Index represents the [industry name] industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) [market capitalization and liquidity criteria]; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls
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below [market capitalization exclusion amount] or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is a modified equal weighted index. As of September 30, 2011, the Index was comprised of [number of stocks in index] stocks.
The Index is sponsored by Standard & Poor’s Financial Services LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

	Page in
	Prospectus			[market
ETF Name	Where			capitalization	[number
(as effective	Paragraph	[industry		exclusion	of stocks
October 24, 2011)	Appears	name]	[market capitalization and liquidity criteria]	amount]	in index]
SPDR® S&P® Bank ETF	47	banks	float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 100%.	$1 billion	38

SPDR® S&P® Capital Markets ETF	51	capital markets	float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%.	$300 million	45

SPDR® S&P® Insurance ETF	53	insurance	float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90%.	$1 billion	41

SPDR® S&P® Regional Banking ETF	56	regional banks	float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%.	$300 million	69

SPDR® S&P® Mortgage Finance ETF	59	mortgage finance	float-adjusted market capitalization above $1 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $600 million with a float-adjusted liquidity ratio (as defined above) above 150%.	$500 million	42
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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